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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  JULY 20, 2005

                          STURM, RUGER & COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)


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
           DELAWARE                         001-10435                       06-0633559
(State or Other Jurisdiction of      (Commission File Number)     (IRS Employer Identification
        Incorporation)                                                       Number)
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            ONE LACEY PLACE, SOUTHPORT, CONNECTICUT                 06890
            (Address of Principal Executive Offices)            (Zip Code)

        Registrant's telephone number, including area code (203) 259-7843


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 20, 2005, the Company issued a press release to stockholders and other interested parties regarding financial results for the second quarter and six months ended June 30, 2005. A copy of the press release is furnished as
Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

         The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       STURM, RUGER & COMPANY, INC.





                                       By:  /S/ THOMAS A. DINEEN
                                            ------------------------------------
                                            Name:  Thomas A. Dineen
                                            Title: Principal Financial Officer,
                                                   Treasurer and Chief Financial
                                                   Officer

Dated:  July 20, 2005

                                INDEX TO EXHIBITS

             EXHIBIT NUMBER                  DESCRIPTION
                  99.1
                                    Press release of Sturm, Ruger &
                                     Company, Inc., dated July 20,
                                    2005, reporting the financial
                                  results for the second quarter and
                                    six months  ended June 30, 2005.